UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2006

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota		55014
(Address of Principal Executive Offices)		(Zip Code)

(651) 784-1250
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

          On November 15, 2006, Northern Technologies International Corporation (“NTIC”) publicly announced its results of operations for the fiscal year ended August 31, 2006.  For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

          The information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by NTIC under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 2.06.  Material Impairments

          On November 15, 2006, Audit Committee of the Board of Directors of NTIC and management discussed, among other things, the status of a certain note receivable with a principal amount of $571,000.  The entire principal amount of the note, together with all accrued interest, is due and payable on January 1, 2007.  The repayment of the note is secured by certain shares of common stock of owned by the individual that issued the note.  After taking into account the financial situation of the individual that issued the note and the company whose securities secure the note, and based on its conversation with management, the Audit Committee determined that NTIC would establish a reserve for the entire amount due NTIC under the note in connection with its audited consolidated financial statements for the fiscal year 2006.   Establishing this reserve resulted in a non-cash expense in the fourth quarter of fiscal year 2006 of $571,000.  The effect of this expense is reflected in NTIC’s results of operations for the fiscal year ended August 31, 2006 that were publicly announced on November 15, 2006.

Section 5 – Corporate Governance and Management

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)      On November 13, 2006, Dr. Vera Kallmeyer, informed the Board of Directors of NTIC that she will not stand for re-election as a director at NTIC’s next annual meeting of stockholders.  Dr. Kallmeyer will continue as a director until the next annual meeting of stockholders of NTIC.  Dr. Kallmeyer cited her need to spend more time in Europe as her reason for not standing for re-election.

          On November 16, 2006, Jean-Guy Coulombe informed the Board of Directors of NTIC that he will not stand for re-election as a director at NTIC’s next annual meeting of stockholders.  Mr. Coulombe will continue as a director until the next annual meeting of stockholders of NTIC.  Mr. Coulombe cited his need to dedicate more time to his full time position as President of Metso Minerals Company  as his reason for not standing for re-election.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

          (c)       Exhibits.  The following exhibit is filed or furnished herewith:

Exhibit No.	Description

99.1	Press Release issued November 15, 2006 (furnished herewith)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:

Matthew C. Wolsfeld
Chief Financial Officer
Dated: November 16, 2006

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release issued November 15, 2006	Furnished herewith